THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
     OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                                                                    [2] Warrants


                           PLAYNET TECHNOLOGIES, INC.

                               WARRANT CERTIFICATE


                  This warrant certificate ("Warrant Certificate") certifies that for value received [1] or registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at any time after one year from the date hereof through and including the Expiration Date (hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value ("Common Stock"), of PlayNet technologies, Inc., a Delaware corporation (the "Company"), at a purchase price of $[3] per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check (subject to adjustment as hereinafter provided).

                  1.  Warrant; Purchase Price

                  Each Warrant shall entitle the Holder initially to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants (the "Purchase Price") shall initially be $ [3] per share of Common Stock payable in cash. The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of the Warrants (and/or other shares of common stock so issuable by reason of any adjustments pursuant to Article 6) are sometimes referred to herein as the "Warrant Shares."

                  2.  Exercise; Expiration Date

                  2.1 The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time after the date which is one year from the date hereof through and including the Expiration Date (the "Exercise Period"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the

Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on January 20, 2002, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. local time in the State of New York the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

                  3.  Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 The Company shall register upon its books any transfer of a Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

                  4.  Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding series of capital stock of the Company are then listed.

         5.  Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

         6. Adjustment of Purchase Price and Number of Shares Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, or (v) in case of a consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of all or substantially all of the assets of the Company (hereinafter, a "Reorganization Transaction"), the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company (or of any successor company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date, less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

                  (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                  (b) the Company shall offer for subscription to all the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                  (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock that shall affect the outstanding number of shares of Common Stock; or

                  (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                  (e) there shall be any capital change in the Company as set forth in Section 6.1(a)(v); or

                  (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, 20 days prior to the effective date, or in either case if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants.

                  6.5 The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         7. Conversion Rights

                  7.1 After the occurrence of any Reorganization Transaction (as such term is defined in Section 6.1(a)(v)), in lieu of exercise of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock of the Company (or other securities of the Company or any successor Company underlying the Warrants) equal to: (1) the product of (a) the number of shares of Common Stock (or such other securities) then issuable upon the exercise of each Warrant to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company (or any successor company), at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company (or the successor company) shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock (or such other securities) to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8. Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock of the Company (or any other securities of the Company or of any successor company) on any date shall mean the closing price per share of such class or series of securities for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company (or other securities of the Company or of such successor company) are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such securities on NASDAQ or any comparable system, or if such securities are not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the such securities as determined in good faith by the Board of Directors of the Company (or of such successor company).

         10. Restrictions on Transfer; Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of the Warrant or Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel a current Registration Statement is not required for such disposition of the shares.

                  10.2 In the event of a proposed sale or transfer of the Warrant or Warrant Shares in a transaction other than a sale pursuant to a public offering registered under the Act, a Holder shall deliver to the Company an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company) to the effect that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Such counsel rendering the opinion shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant shares (or a portion thereof).

                  10.3 The Company agrees that, at any time or times hereafter, until the second anniversary of the Expiration Date of the Warrants, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering solely to its employees, an offering pursuant to an employee benefit plan, a dividend or interest reinvestment plan, or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form) permitting a secondary offering or distribution the Company will notify the Holder of such intention and, upon request from the Holder, will use its best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its best efforts to keep each such Registration Statement current for such period of time as is not otherwise burdensome to the Company.

                  10.4 Any registration statement referred to in subsection 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

                  (ii) To the extent requested by an underwriter of securities included in the registration statement and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating sixty (60) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period, except for sales pursuant to registrations on Form S-8 or S-4 or any similar or successor forms thereto.

                  (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

                  (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any underwriter from whom the person asserting such losses, claims, damages or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such underwriter results from the fact that a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

                  (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

                  (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

                  (ix) If the filing of any registration statement pursuant to subsection 10.4 would require the Company to obtain audited financial statements other than its normal year end audit required for the filing of its reports required under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company may defer the filing of such registration statement until the necessary audited financial statements are available, unless the Holder arranges for the payment of the expense of such audit to the extent that such expense would exceed the amount which the Company would otherwise be required to bear in connection with its normal audit schedule for reporting under the Exchange Act.

                  10.5 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the seller of such Warrant Shares, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Warrant Shares, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Warrant Shares were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses which reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller from the sale of

Warrant Shares to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Each Holder of this Warrant and each Holder of Warrant Shares bearing the legend required by Section 10.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 10.5.

                  10.6 Legend on Warrants and Certificates. Each Warrant shall bear a legend in substantially the following form:

                  "This Warrant and any shares of Common Stock issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and neither this Warrant nor any such shares may be transferred in the absence of such registration or an exemption therefrom under such Act."

                  In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Act is required or effective, each certificate representing such shares shall bear on the face thereof the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of January 20, 1997 originally issued by Aristo International Corporation (the "Company") to [1] to purchase shares of Common Stock, $.001 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company in New York, New York, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         11. Miscellaneous

                  11.1 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  11.2 Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or
(b) receive (i) dividends or any distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company or (iii) notice of any other proceedings of the Company.

                  11.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or issued Warrant Shares at its last known address appearing on the books at the Company maintained for such purposes or (b) the Company at its principal offices at 152 West 57th Street, New York, New York 10019, Attention:
General Counsel. The Holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 11.3.

                  11.4 Investment Representation. The Holder represents that it is purchasing the Warrant and all shares issuable upon exercise of this Warrant for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with any distribution thereof (within the meaning of the Act) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10, that the disposition of all or any part of such shares shall at all times be within the Holder's exclusive control.

                  11.5 Confidentiality of Information. The Holder of this Warrant (and any affiliates of the Holder) and any permitted transferee of this Warrant will treat all documents, financial statements, reports and other information delivered pursuant to this Warrant and that certain Consulting Agreement between the Company and [1] dated June 4, 1996 on a confidential basis with the same degree of care it treats similar confidential information of its own.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 20th day of January, 1997.


                                     PLAYNET TECHNOLOGIES, INC.



                                     By: _____________________________
                                              Shmuel Cohen
                                              President &
                                              Chief Executive Officer

                                                                       EXHIBIT A


                             NOTICE OF EXERCISE FORM
                             -----------------------
                    (To be executed only upon partial or full
                         exercise of the within Warrant)

                  The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of Aristo International Corporation (the "Company") and herewith makes payment therefor in the amount of $_________, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or ______ certificates in denominations of ______ shares) for the shares of Common Stock of Aristo International Corporation hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is _______________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of the Company not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is _______________________.

                  The undersigned represents that it is purchasing the securities described above for its own account and not as a nominee or agent for any other person and not with a view to, or for offer of sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10 of the Warrant that the disposition of all or any part of such shares shall at all times be within the undersigned's exclusive control.

Dated:  __________________

                                         By:________________________________
                                            (signature of Registered Holder)

Signature Guaranteed:


_________________________
By:_____________________
   Title:

NOTICE: The signature to this Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The   signature  to  this  Notice  must  be  guaranteed  by  a
                  commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.



Dated:  _______________                      ___________________________
                                             Name of Holder


                                             ___________________________
                                             Signature

                                             Address:

                                             ___________________________

                                             ___________________________

                                             ___________________________


Signature Guaranteed:



_______________________________

By:___________________________
Name:
Title:

                                 ASSIGNMENT FORM
                                 ---------------

                          (To be executed only upon the
                        assignment of the within Warrant)

                  FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ________________________, all of the rights of the undersigned under the within Warrant, with respect to _______________ shares of Common Stock of Aristo International Corporation (the "Company") and, if such shares of Common stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of the Company not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________, 19__.

                                           By:________________________________
                                              (Signature of Registered Holder)

Signature Guaranteed:


___________________________
By:_______________________
   Title:

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

================================================================================
                         Warrant Certificates Issued To:
--------------------------------------------------------------------------------
Name [1]           Number of Warrants [2] Price Per Share [3]  Date Issued
================================================================================
Richard Friedman   50,000                 $5.50                January 20, 1997
--------------------------------------------------------------------------------
Jeffrey Markowitz  50,000                 $5.50                January 20, 1997
================================================================================